Subsequent events	12 Months Ended
Jun. 30, 2021
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Subsequent events
35    Subsequent events
On 27 July 2021, the Group entered into a definitive Support Agreement with Noront Resources (Noront) to make an all-cash takeover offer for Noront.
On 17 August 2021, the Group announced a major growth investment of US$5.7 billion (C$7.5 billion) in the Jansen Stage 1 potash project, which is aligned with its strategy of growing its exposure to future facing commodities in world class assets.
On 17 August 2021, the Group announced the proposed merger of our Petroleum assets with Woodside. On completion of the proposed transaction, BHP’s oil and gas business would merge with Woodside, and Woodside would issue new shares to be distributed to BHP shareholders, at which time it is expected that Woodside would be owned 52 per cent and 48 per cent by existing Woodside and BHP shareholders, respectively. The merger, which has a proposed effective date of 1 July 2021, is subject to confirmatory due diligence, negotiation and execution of full form transaction documents, and satisfaction of conditions precedent including shareholder, regulatory and other approvals. The Group continues to assess the full financial reporting impacts of the proposed merger. However, the preliminary terms of the merger did not provide an indicator of impairment for our Petroleum assets at 30 June 2021. The merger is expected to be completed during the first half of CY2022, at which time, we would derecognise the carrying value of our Petroleum assets, which at 30 June 2021 included, but was not limited to, property plant and equipment and closure and rehabilitation provisions of approximately US$11.9 billion and US$3.9 billion, respectively.
On 17 August 2021, the Group announced its intention to realise simplification and enhanced strategic flexibility benefits through unifying its corporate structure under its existing Australian parent company.
Other than the matters outlined above, no matters or circumstances have arisen since the end of the financial year that have significantly affected, or may significantly affect, the operations, results of operations or state of affairs of the Group in subsequent accounting periods.